UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 9, 2018

ANGI Homeservices Inc.

(Exact name of registrant as specified in charter)

Delaware	001-38220	82-1204801
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14023 Denver West Parkway, Building 64 Golden, CO	80401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 963-7200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.02.  Unregistered Sales of Equity Securities.

On October 10, 2018, ANGI Homeservices Inc. (the “Company”) issued an additional 5,076,035 shares of its Class B common stock to IAC/InterActiveCorp (“IAC”) pursuant to the post-closing adjustment provision of the Angie’s List transaction agreement. Such issuance was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 9, 2018, the Company announced that Mr. Brandon Ridenour, Chief Product Officer of the Company, was appointed to succeed Mr. Christopher Terrill as Chief Executive Officer of the Company.  Mr. Terrill will remain as Chief Executive Officer for a transition period that will be complete by the end of 2018, at which time Mr. Terrill will step down as a member of the Company’s Board of Directors and serve in an advisory capacity to the Company.  Following the transition period, Mr. Ridenour and Mr. Craig Smith, President and Chief Operating Officer of the Company, will join the Company’s Board of Directors.

To ensure an orderly transition, and subject to the execution of a release and compliance with customary post-termination covenants by Mr. Terrill, the Company has agreed to: (i) continue to pay Mr. Terrill his base salary and provide medical coverage for a period of twelve months following his separation from the Company, (ii) accelerate the vesting of outstanding IAC and Company equity awards that would otherwise have vested during the twelve months following his separation, (iii) waive the restrictions on exercise on Mr. Terrill’s outstanding Company equity awards such that: (x) his Company awards issued in 2015 shall be freely exercisable after January 1, 2019 and (y) his Company awards issued in 2017 shall be freely exercisable after November 1, 2019, (iv) waive the sale (lockup) restrictions on Company shares held (or to be held) by Mr. Terrill and (v) allow Mr. Terrill to exercise his vested IAC and Company equity awards for a period of eighteen months following his separation from the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGI HOMESERVICES INC.

By:	/s/GLENN H. SCHIFFMAN
Name:	Glenn H. Schiffman
Title:	Chief Financial Officer

Date: October 12, 2018